Share-Based Compensation	12 Months Ended
Dec. 31, 2022
Share-Based Payment Arrangement [Abstract]
SHARE-BASED COMPENSATION	SHARE-BASED COMPENSATION
RESTRICTED STOCK
Restricted Stock Units — The Company issues RSUs under its long-term compensation plan. The RSUs are generally granted based upon a percentage of the participant's base salary. Most RSUs have a three-year vesting period and vest evenly in annual increments over that period. In all circumstances, RSUs granted by AES do not entitle the holder the right, or obligate AES, to settle the RSU in cash or other assets of AES.
For the years ended December 31, 2022, 2021, and 2020, RSUs issued had a grant date fair value equal to the closing price of the Company's stock on the grant date. The Company does not discount the grant date fair values to reflect any post-vesting restrictions. RSUs granted to employees during the years ended December 31, 2022, 2021, and 2020 had grant date weighted average fair values per RSU of $20.92, $26.46, and $20.75, respectively.
The 2021 and 2022 RSUs awarded to certain executives have a performance condition related to the achievement of environmental, social and governance goals for the three-year periods ending December 31, 2023 and December 31, 2024, respectively. This performance condition can adjust the final number of units that vest to increase or decrease by up to 15% of the total units for all three years. The adjustment will be reflected in the number of units that vest at the end of the three-year performance period.
The following table summarizes the components of the Company's stock-based compensation related to its employee RSUs recognized in the Company's consolidated financial statements (in millions):

December 31,	2022	2021	2020
RSU expense before income tax	$16	$12	$10
Tax benefit	(2)	(2)	(2)
RSU expense, net of tax	$14	$10	$8
Total value of RSUs converted (1)	$8	$13	$11
Total fair value of RSUs vested	$13	$10	$10
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(1)Amount represents fair market value on the date of conversion.
Cash was not used to settle RSUs or compensation cost capitalized as part of the cost of an asset for the years ended December 31, 2022, 2021, and 2020. As of December 31, 2022, total unrecognized compensation cost related to RSUs of $25 million is expected to be recognized over a weighted average period of approximately 2.16 years. There were no modifications to RSU awards during the year ended December 31, 2022.
A summary of the activity of RSUs for the year ended December 31, 2022 follows (RSUs in thousands):

	RSUs	Weighted Average Grant Date Fair Values	Weighted Average Remaining Vesting Term
Nonvested at December 31, 2021	1,558	$24.14
Vested	(576)	22.33
Forfeited and expired	(102)	23.72
Granted	821	20.92
Nonvested at December 31, 2022	1,701	$23.22	1.97
Expected to vest at December 31, 2022	1,572	$23.25
The Company initially recognizes compensation cost on the estimated number of instruments for which the requisite service is expected to be rendered. In 2022, AES has estimated a weighted average forfeiture rate of 5.27% for RSUs granted in 2022. This estimate will be revised if subsequent information indicates that the actual number of instruments forfeited is likely to differ from previous estimates. Based on the estimated forfeiture rate, the Company expects to expense $16 million on a straight-line basis over a weighted average period of three years years.
The following table summarizes the RSUs that vested and were converted during the periods indicated (RSUs in thousands):

Year Ended December 31,	2022	2021	2020
RSUs vested during the year	576	634	806
RSUs converted during the year, net of shares withheld for taxes	380	452	547
Shares withheld for taxes	196	182	259
OTHER SHARE BASED COMPENSATION
The Company has three other share-based award programs. The Company has recorded expense of $23 million, $14 million, and $21 million for 2022, 2021, and 2020, respectively, related to these programs.
Stock options — AES grants options to purchase shares of common stock under stock option plans to non-employee directors. Under the terms of the plans, the Company may issue options to purchase shares of the Company's common stock at a price equal to 100% of the market price at the date the option is granted. Stock options issued in 2020, 2021, and 2022 have a three-year vesting schedule and vest in one-third increments over the three-year period. The stock options have a contractual term of 10 years. In all circumstances, stock options granted by AES do not entitle the holder the right, or obligate AES, to settle the stock option in cash or other assets of AES.
Performance Stock Units — In 2020, 2021, and 2022, the Company issued PSUs to officers under its long-term compensation plan. PSUs are stock units which include performance conditions. For 2020, 2021, and 2022, performance conditions are based on the Company’s Parent Free Cash Flow target. The performance conditions determine the vesting and final share equivalent per PSU and can result in earning an award payout range of 0% to 200%, depending on the achievement. The Company believes it is probable that the performance condition will be met and will continue to be evaluated throughout the performance period. In all circumstances, PSUs granted by AES do not entitle the holder the right, or obligate AES, to settle the stock units in cash or other assets of AES.
Performance Cash Units — In 2020, 2021, and 2022, the Company issued PCUs to its officers under its long-term compensation plan. The value for the 2020, 2021, and 2022 units is dependent on the market condition of total stockholder return on AES common stock as compared to the total stockholder return of the Standard and Poor's 500 Utilities Sector Index, Standard and Poor's 500 Index, and MSCI Emerging Markets Latin America Index over a three-year measurement period. Since PCUs are settled in cash, they qualify for liability accounting and periodic measurement is required.